Exhibit 10.4

Execution Version

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

By and Between

PES HOLDINGS, LLC

AND

NORTH YARD LOGISTICS, L.P.

Dated as of January 1, 2015

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of January 1, 2015 (this “Agreement”), is entered into by and between PES Holdings, LLC, a Delaware limited liability company (“Holdings”), and North Yard Logistics, L.P., a Delaware limited partnership (“North Yard”). The above-named entities are sometimes referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Holdings owns certain crude oil logistics assets identified on Schedule A hereto (the “Logistics Assets”);

WHEREAS, Holdings owns (a) all of the outstanding membership interests in North Yard GP, LLC, a Delaware limited liability company (“North Yard GP”) and general partner of North Yard (the “North Yard GP Interests”) and (b) all of the outstanding limited partner interests in North Yard;

WHEREAS, Holdings desires to contribute to North Yard the Logistics Assets as a capital contribution; and

WHEREAS, the members or partners of the Parties have taken all partnership or limited liability company action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as set forth below:

ARTICLE I
CONTRIBUTION OF THE LOGISTICS ASSETS BY HOLDINGS TO NORTH YARD

Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to North Yard, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the Logistics Assets as a capital contribution, free and clear of all liens, encumbrances, security interests, charges or other claims. North Yard hereby accepts the Logistics Assets from Holdings. Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of this Article I shall be operative or have any effect until 12:01 a.m. (New York City time) on January 1, 2015 (the “Effective Time”), at which time all the provisions of this Article I shall be effective and operative without further action by any Party hereto.

ARTICLE II
FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, including, without limitation, taking all steps necessary to obtain modify, transfer and/or reissue those permits, consents and approvals necessary for the operation of the Logistics Assets that Holdings and North Yard agree should be obtained, modified, transferred to or reissued in the name of North Yard, making any notifications to State or federal agencies as required under covenants, consent decrees, settlement agreements or any similar documents, and making any required modifications to, and reasonably cooperating to ensure compliance with, those covenants, consent decrees, settlement

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agreements or any similar documents, including the Consent Decree (as hereinafter defined), all in accordance with applicable law, as may be necessary or appropriate (i) to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges contributed and assigned by this Agreement, or which are intended to be so contributed and assigned, (ii) to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement, or which are intended to be so contributed and assigned, and (iii) to carry out the purposes and intent of this Agreement. North Yard shall reasonably cooperate with Philadelphia Energy Solutions Refining and Marketing LLC, a Delaware limited liability company and wholly owned subsidiary of Holdings (“PESRM”), in connection with PESRM’s compliance obligations arising under any permits, consents and approvals in relation to the operation of the Philadelphia Refinery Complex and/or the Logistics Assets (including, without limitation, the NPDES Permit and the O&M Agreement, as hereinafter defined), and shall avoid taking any actions that will cause any noncompliance with such permits, consents and approvals. To the extent applicable, North Yard hereby agrees to assume the obligations, rights, and benefits of, and be bound by the terms and conditions of, the Consent Decree to the extent any such obligations, terms, and conditions relate to the Logistics Assets. To the extent the Consent Decree is not applicable to the Logistics Assets, North Yard agrees to reasonably cooperate with PESRM in connection with PESRM’s compliance obligations arising under the Consent Decree in relation to the Logistics Assets or otherwise. For purposes of this Agreement, (a) “Consent Decree” shall mean that certain consent decree entered by the United States District Court for the Eastern District of Pennsylvania on March 21, 2006, in Civil Action 05-02866, by and among the United States of America, the Commonwealth of Pennsylvania, the City of Philadelphia, the State of Oklahoma, the State of Ohio, and Sunoco, Inc., as amended from time to time; (b) “Philadelphia Refinery Complex” shall mean the Point Breeze refinery complex and the Girard Point refinery complex located at 3144 W Passyunk Ave, Philadelphia, PA 19145, owned and operated by PESRM; (c) “NPDES Permit” shall mean that certain Authorization to Discharge Under the National Pollutant Discharge Elimination System Discharge Requirements for Industrial Wastewater Facilities (PA0012629) issued to PESRM by the Commonwealth of Pennsylvania, Department of Environmental Protection, and effective September 1, 2013, as amended from time to time; and (d) “O&M Agreement” shall mean that certain Operations & Maintenance Agreement for Stormwater Management Practices entered into by and between PESRM and the City of Philadelphia through the Water Department on August 13, 2013, as amended from time to time.

ARTICLE III
MISCELLANEOUS

Section 3.1                                   Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof” and “herein” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections and Schedules shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules attached hereto, and all such Schedules attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

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Section 3.2                                   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 3.3                                   No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.

Section 3.4                                   Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 3.5                                   Choice of Law. This Agreement shall be subject to and governed by the laws of the state of Delaware. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES (i) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND TO NOTIFY THE OTHER PARTIES OF THE NAME AND ADDRESS OF SUCH AGENT.

Section 3.6                                   Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 3.7                                   Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 3.8                                   Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. There are no unwritten oral agreements between the Parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.

Section 3.9                                   Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Page Follow]

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IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed as of the date first above written.

PES HOLDINGS, LLC

	By:	/s/ James T. Rens
		Name:	James T. Rens
		Title:	Chief Financial Officer

NORTH YARD LOGISTICS, L.P.

By:	North Yard GP, LLC
its general partner

	By:	/s/ Michael J. Colavita
		Name:	Michael J. Colavita
		Title:	Chief Executive Officer

[Signature Page to Contribution, Conveyance and Assumption Agreement]

SCHEDULE A

LOGISTICS ASSETS

•                  Receipt capability via pipeline from Transflo unloading facility

•                  12” line runs from Transflo thru the PES fence line to join up into the 24” North Yard Rail Terminal pump discharge piping

•                  2 rail interconnects via secured gates to the CSX Main Rail line

•                  West Gate is located at the Transflo gate which connects the North Yard Rail Terminal tracks to the CSX tracks (#39 &#40)

•                  East Gate is located at the CSX Penrose side which connects the North Yard Rail Terminal tracks to the CSX tracks on the Highline

•                  North Yard Rail Terminal lighting system

•                  Multiple LED lighting stations along the manifolds and the road ways

•                  Dual Manifolds - 120 Railcar Spots per manifold

•                  Tracks #1/#2–manifold with 120 railcar offloading stations

•                  Tracks #5/#6–manifold w/120 railcar offloading stations

•                  Drainage system and spill containment catch basin

•                  The Manifolds are pitched to collect all the runoff into a 12’ wide swell that pitches to the center to be collected into the basin, which is contained from the Refinery wastewater treatment system by a 24” shear gate valve

•                  Storm water drainage pump

•                  3” discharge/suction

•                  87psi operating pressure

•                  300gpm

•                  Separator & Drainage systems

•                  All storm water and the retention pond are tied into the Refinery wastewater treatment system to the Klondike Separator

•                  Composite Welker Crude Oil Sampling System

•                  Crude oil sampler system style: LSM-6MAI, w/24’ 150RF (sample container enclosure)

•                  Double Pole Switch to take samples once every train into two 3-gallon sample tanks 10 minutes after the pumps come on line and start to offload process

•                  Motor Control Center (Dual Power Feeds)

•                  Houses the Switch Boards for the pumps and VFD, electrical and lighting breakers, DeltaV HUB and viewing station set 12’ above the grade to be out of the water table

•                  Delta V Control System

•                  Workstations and servers utilized for the development, maintenance and operation of the control system, and Delta V Controllers utilized for the control of associated equipment and instrumentation related to the process

•                  Fire Hydrants

•                  28 Fire Hydrants w/monitors attached along the South side of track#1/#2–manifold

•                  30 Fire Hydrants w/monitors attached along the North side of track#5/#6–manifold

•                  Foam System for Pump Pit Area

•                  Aqueous Film Forming Foam that, when mixed with water and air, creates a blanket of fire suppression in the pump pit

•                  Fire Extinguishers

•                  40+ Fire Extinguishers on tracks #1/#2–manifold

•                  40+ Fire Extinguishers on tracks #5/#6–manifold

•                  8-10 Fire Extinguishers in the shelters

•                  2 Coriolis Meters

•                  12” Coriolis Meters with flow range 2,000 – 10,000bbl/hour @0.1% accuracy

•                  6 Rails/tracks/switches/rail crossings

•                  Tracks #1/#2–offloading manifold with permanent derailers & blue flag lock out system

•                  Tracks #3/#4–staging for inbound trains (full)

•                  Tracks #5/#6–offloading manifold with permanent derailers & blue flag lock out system

•                  Two railroad crossings (one on the West end and the other on the East end)

•                  Multiple switches throughout the North Yard Rail Terminal track system to move trains from track to track

•                  4 Bad Order tracks

•                  Tracks #7/#8/#9/#10

•                  6 Sundyne Pumps and associated unloading pipes/manifolds, each with the following specifications

•                  Capacity of 3500gpm@260’ TDH

•                  Motor: 300 H.P@1770rpm

•                  480VAC/60 Hz/3 phase

•                  14” Suction / 12” Discharge Piping

•                  Remote Shutdown Capability from the West end of the MCC

•                  Crude Oil Filter

•                  14” 150RF

•                  Pressure drop 1.0psig

•                  Crude Oil Drain Pump

•                  35gpm@30’TDH

•                  3HP @1150rpm

•                  Vapor Balancing System

•                  24 Vent Stations (12 per manifold – 4 on the East end, 4 in the middle & 4 on the West end)

•                  24 - 4” & 2” cargo hoses for the offloading and vent trees stations

•                  24 – 2” 1/4 turn ball valves

•                  24 – 4” & 2” isolations valves

•                  Operations Building/Unloader Shelter

•                  Module shelter to house and comfort the unloaders during breaks

•                  Module shelter to hold meetings for supervision

•                  Located at the entrance into the North Yard Rail Terminal at the end of River Rd

•                  Vehicles (Kubotas, trucks & vans)

•                  6 Kubotas (diesel operated)

•                  5 four-door units to transport the 4 unloaders per team (five teams total) to the manifold job area

•                  1 two-door unit to transport the Shift Supervisors around the North Yard Rail Terminal

•                  2 eighteen-passenger vans to transport the unloaders back and forth to Point Breeze change house

•                  3 utility pickup trucks

•                  2 two door pickup truck for the utility unloader and special projects unloader

•                  1 two door pickup truck for the Shift Supervisors

•                  Hoses, fittings, tools, vacuum breakers, valves, pipe

•                  Multiple size fittings from 4” BOV adaptors (coarse thread to quick connect), 1”/2”/3” adaptors to convert the vent railcar connections to the vent system.

•                  Multiple tools to use for hooking up and disconnecting railcars

•                  Pipe wrenches, spanner wrenches, socket wrenches, etc....

•                  240 - 2” Vacuum Breakers used to prevent venting to atmosphere and allow the crude to be displaced and not pull a vacuum on the railcar by replacing void space with air.

•                  240 – 4” offloading cargo hoses

•                  240 – API Couplers

•                  240 – Assemblies w/API Adapters

•                  Large variety of gaskets

•                  240 – 4” 1/4 turn riser valves

•                  Multiple runs of pipe ranging from 3/4” to 24” OD

•                  Multiple size of isolation valves ranging from 3/4” to 24”

•                  Elevated 24” pipeline, starting at the North Yard Rail Terminal pump discharge, where the unloading manifolds each discharge into the 24” pipe by going through the 6 Sundyne pumps, and ending at the outlet of the custody transfer meter. Note that this 24” pipeline then continues from the custody transfer meter to the Refinery crude oil storage tanks, and that PESRM owns that section of the pipeline beyond the custody transfer meter.

•                  Mobile Stair Platforms

•                  PP128 Platform Self Propelled & Self Leveling Stairs

•                  Diesel Generator, Safety Shower, HVAC Enclosed Cab, Hydraulic System